EXHIBIT 10.02







                     MORTGAGE ASSISTANCE CENTER CORPORATION

                            SERIES A PREFERRED STOCK

                           INVESTORS' RIGHTS AGREEMENT

                                NOVEMBER 30, 2006


















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                                TABLE OF CONTENTS

REGISTRATION RIGHTS............................................................1

         1.1      Registration Rights..........................................1
         1.2      Piggy-Back Registration......................................2
         1.3      Registration Expenses........................................3
         1.4      Form S-3 Registration........................................3
         1.5      Registration Procedures......................................3
         1.6      Indemnification..............................................4
         1.7      Information by Holder........................................6
         1.8      Limitations on Subsequent Registration Rights................6
         1.9      Rule 144 Reporting...........................................6
         1.10     Allocation of Registration Opportunities.....................7
         1.11     Delay of Registration........................................7
         1.12     Limitations on Registration..................................8
         1.13     Market Stand-Off.............................................8
         1.14     Legend.......................................................8

COMPANY COVENANTS..............................................................9

         2.1      Financial Information........................................9
         2.2      Inspection Rights............................................9
         2.3      Board of Directors..........................................10

MISCELLANEOUS.................................................................10

         3.1      Certain Definitions.........................................10
         3.2      Amendment...................................................11
         3.3      Notices.....................................................11
         3.4      Governing Law...............................................12
         3.5      Successors and Assigns......................................12
         3.6      Entire Agreement............................................13
         3.7      Delays or Omissions.........................................13
         3.8      Severability................................................13
         3.9      Titles and Subtitles........................................13
         3.10     Construction................................................13
         3.11     Counterparts................................................13
         3.12     Facsimile Execution and Delivery............................13
         3.13     Further Assurances..........................................14
         3.14     Several Rights and Obligations..............................14
         3.15     Termination.................................................14




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                     MORTGAGE ASSISTANCE CENTER CORPORATION
                            SERIES A PREFERRED STOCK
                           INVESTORS' RIGHTS AGREEMENT

         This SERIES A PREFERRED STOCK INVESTORS' RIGHTS AGREEMENT (this "Agreement"), dated November 30, 2006 (the "Effective Date"), is executed by and among Mortgage Assistance Center Corporation, a Florida corporation (the "Company"), and the undersigned investors (the "Investors").

                                    RECITALS

         WHEREAS, the Investors are parties to the Series A Preferred Stock Purchase Agreement, dated as of the Effective Date, by and among the Company and the Investors (the "Purchase Agreement") pursuant to which such Investors purchased shares of the Company's Series A Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), and warrants to purchase shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock", and the shares of Common Stock underlying the warrants issued in connection with the Purchase Agreement and the Note (defined below) are referred to as the "Shares");

         WHEREAS, a certain Investor has advanced funds to the Company pursuant to certain Promissory Notes dated August 10, 2006 and September 14, 2006 in the aggregate principal amount of $200,000 (collectively, the "Note"), and in connection therewith was granted a warrant to purchase shares of the Company's Common Stock; and

         WHEREAS, certain of the Company's and the Investors' obligations under the Purchase Agreement are conditioned on the Company and the Investors executing and delivering this Agreement.

                                    AGREEMENT

         In consideration of the mutual promises and covenants set forth in this Agreement and the Purchase Agreement, the parties agree as follows:

                                    SECTION 1

                               REGISTRATION RIGHTS
1.1      Registration Rights

         The Company shall file a registration statement covering the Registrable Securities and shall cause such registration statement to be effective within eighteen (18) months after the Effective Date (the "Filing Period").


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         1.2 Piggy-Back Registration (a) In the event the Registrable Securities have not otherwise been registered in accordance with Section 1.1, if the Company decides at any time to register any of the Company's securities either for the Company's own account or the account of a security holder or holders exercising their respective demand registration rights or otherwise (other than pursuant to Section 1.1 or Section 1.4), other than a registration relating solely to employee benefit plans, the offer and sale of debt securities, or a corporate reorganization or other transaction on Form S-4 (or any successor form), then the Company will:

                  (i) promptly give to each Holder written notice thereof; and

                  (ii) use its best efforts to include in such registration (and any related qualification under blue sky securities laws or other compliance), except as set forth in Section 1.2(b), and include in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by any Holder and received by the Company within thirty (30) days after written notice is delivered by the Company. Such request by a Holder may specify all or a part of such Holder's Registrable Securities. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, then such Holder shall nevertheless continue to have the right to include any of its Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

         (b) If the registration for which the Company gives notice is for a registered public offering involving an underwriting, then the Company will so advise the Holders as a part of the written notice given pursuant to Section 1.2(a)(i). In such event, any Holder's right to registration pursuant to this
Section 1.2 will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting will (together with the Company and the other holders of Company securities with registration rights to participate therein) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company and reasonably acceptable to a majority in interest of the Holders' Registrable Securities included in such underwriting.

         (c) Notwithstanding any other provision of this Section 1.2, if the underwriters' representative advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, then the underwriters' representative may (subject to the limitations set forth below) limit the number of Registrable Securities to be included in, the registration and underwriting, but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced unless the securities of all other selling stockholders included in the offering are first excluded entirely, or (ii) the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the selling Holders may be excluded entirely if the underwriter's representative makes the determination above and if the securities of all other selling stockholders are



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first  excluded  entirely.  The Company will so advise all Holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting will, subject to the immediately preceding sentence, be allocated first to the Company for securities being sold for the Company's own account and thereafter as set forth in Section 1.10. If any Person does not agree to the terms of any such underwriting, then such Person will be excluded from the underwriting by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting will be withdrawn from such registration. To facilitate the allocation of shares in accordance with the foregoing provisions, the Company or the underwriter(s) may round the number of shares allocated to any Holder to the nearest 100 shares.

         (d) If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, then the Company will offer to all Persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the Persons requesting additional inclusion in accordance with Section 1.10.

         1.3 Registration Expenses

         All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 1.1, 1.2 or 1.4 will be borne by the Company provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration).

         1.4 Form S-3 Registration

         To the extent the Company is not otherwise already eligible, the Company will use its best efforts to qualify for registration on Form S-3 (or any successor form). After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 1, the Company will effect as soon as practicable a registration on Form S-3 if requested by one or more Holders who hold in the aggregate at least ten percent (10%) of the Registrable Securities, which registration will result in aggregate proceeds to the Company, net of Selling Expenses, of at least $1,000,000.

         1.5 Registration Procedures

         In the case of each registration effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At the Company's expense, the Company will use its best efforts to:

         (a) keep such registration effective for a period of one hundred twenty
(120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever occurs first;



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         (b)  prepare  and  file  with  the  Commission   such   amendments  and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

         (c) furnish such number of prospectuses, including preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

         (d) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(e) enter into and
perform its obligations under any underwriting agreement to effect the offer and sale of Registrable Securities;

         (f) register and qualify the securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as will be reasonably requested by the Holders; provided that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

         (g) notify each Holder covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

         (h)  provide  a  transfer  agent  and  registrar  for  all  Registrable
Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effect date of such registration.

         1.6 Indemnification

         (a) The Company will indemnify, defend and hold harmless each Holder, its officers, directors, stockholders, partners, members, employees, agents, legal counsel, accountants and other representatives, and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, and each underwriter and each Person who controls any underwriter within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages, liabilities, obligations, fines, penalties, judgments, settlements, costs, expenses and disbursements (including, without limitation, attorneys' fees and expenses), joint or several (or any action, grievance, hearing, investigation, proceeding or suit with respect thereto) (collectively, "Losses") arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act,



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any state securities or blue sky law, or any rule or regulation under any of the foregoing applicable to the Company. The Company will promptly reimburse each such indemnified Person for any Losses as they are incurred. The Company will not be liable for Losses to the extent that such Losses are based on any untrue statement or omission based upon written information furnished to the Company by a Holder or underwriter and stated to be specifically for use in such registration statement, prospectus, offering circular or other document. The obligations of the Company under this Section 1.6(a) will not apply to amounts paid in settlement of any such Losses if such settlement is effected without the Company's consent (which consent will not be unreasonably withheld).

         (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify, defend and hold harmless the Company, its officers, directors, stockholders, partners, members, employees, agents, legal counsel, accountants and other representatives, and each Person controlling the Company within the meaning of Section 15 of the Securities Act, and each underwriter and each Person who controls any underwriter within the meaning of Section 15 of the Securities Act, from and against any and all Losses arising out of or based on
(i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The applicable Holder will promptly reimburse each such indemnified Person for any Losses as they are incurred. The obligations of any Holder under this Section 1.6(b) will apply only to the extent that such untrue statement (or alleged u ntrue statement) or omission (or alleged omission) is made in a registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein. The obligations of any Holder under this Section 1.6(b) will not apply to amounts paid in settlement of any such Losses if such settlement is effected without such Holder's consent (which consent will not be unreasonably withheld). In no event will any obligations of a Holder under this Section 1.6(b) exceed the net proceeds received by such Holder from the offering as to which such registration is being effected, except in the case of fraud or willful misconduct by such Holder.

         (c) Each Person entitled to indemnification under this Section 1.6 (the "Indemnified Party") will give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and will permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who will conduct the defense of such claim or any litigation resulting therefrom, will be approved by the Indemnified Party (whose approval will not be unreasonably withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein will not relieve the Indemnifying Party of its obligations under this Section 1.6, to the extent such failure is not materially prejudicial; provided, however, that an Indemnified Party shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such action. No Indemnifying Party, in the defense of any such claim or litigation,



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will, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party will furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as will be reasonably required in connection with defense of such claim and litigation resulting therefrom.

         (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other hand, in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The  obligations  of the Company and the Holders under this Section
1.6 shall survive the completion of any offering of Registrable Securities under this Section 1, and shall otherwise survive the termination of this Agreement.

         1.7 Information by Holder

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Sections 1.1, 1.2 and 1.4 with respect to the Registrable Securities of any selling Holder that such Holder will furnish to the Company such information regarding such Holder as the Company may reasonably request in writing and as will be reasonably required in connection with any registration, qualification or compliance referred to in this Section 1.

         1.8 Limitations on Subsequent Registration Rights

         From and after the date of this Agreement, the Company will not, without the prior written consent of a majority in interest of the Holders, enter into any agreement giving any registration rights that are on parity with or superior to those granted in this Agreement to any holder or prospective holder of any Company securities.

         1.9 Rule 144 Reporting

         With a view to making available to the Holders the benefits of certain Commission rules and regulations, including Rule 144 under the Securities Act, that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:



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         (a) make and keep  public  information  available,  as those  terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of the Company's securities to the general public;

         (b) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after the Company has become subject to such reporting requirements;

         (c) so long as a Holder owns any Restricted Securities, furnish to the Holder promptly upon written request (i) a written statement by the Company as to the Company's compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act; (ii) a copy of the Company's most recent annual or quarterly report; and (iii) such other reports and documents as a Holder may reasonably request in availing itself of any Commission rule or regulation allowing such Holder to sell any its securities without registration.

         1.10 Allocation of Registration Opportunities

         If any Holders exercise registration rights under Section 1.2 or 1.4 (but not Section 1.1), and all of such Holders' Registrable Securities requested to be included in a registration, along with all other securities (including Registrable Securities) of the Company (the "Other Shares") requested to be included in a registration on behalf of other selling stockholders, cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, then the number of shares of the Holders' Registrable Securities that may be so included will be allocated among the Holders pro rata on the basis of the number of shares of the Holders' Registrable Securities that would be held by such Holders, assuming conversion; provided, however, that if any Holder does not request inclusion of at least the number of shares of Registrable Securities allocated to such Holder or selling stockholder pursuant to the foregoing procedure, then the remaining portion of such Holder's allocation will be reallocated among those requesting Holders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities that would be held by such Holders, assuming conversion, and this procedure will be repeated until all of the shares of Registrable Securities that may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated. The Company will not limit the number of any Holder's Registrable Securities to be included in a registration pursuant to this Agreement in order to include Other Shares or, in the case of registrations under Section 1.4, in order to include in such registration securities registered for the Company's own account.

         1.11 Delay of Registration

         No Holder will have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.



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         1.12 Limitations on Registration

         The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 1.1 if the initiating Holders propose to dispose of shares of Registrable Securities during the Filing Period that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 1.4 (i) during the period that is thirty (30) days before the Company's good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective and the Company complies with its obligations under Section 1.2 with respect to those registrations; or (ii) if the Company has effected two registrations pursuant to Section 1.4 within the twelve (12) month period immediately preceding the date of such request.

         1.13 Market Stand-Off

         Each Holder hereby agrees that, if requested in writing by the managing underwriter and holders of at least ten percent (10%) of the Registrable Securities that are the subject of a registration that includes some or all of the shares of Common Stock owned by such Holder, it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to registration by the Company for its own behalf of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1, Form S-2, or Form S-3, and ending on the date specified by the Company and the managing underwriter (such period not to exceed ninety (90) days, (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable
(directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 1.13 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Holders only if all officers, directors, and stockholders individually owning more than five percent (5%) of the Company's outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Series A Preferred Stock) are subject to the same restrictions. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 1.13 or that are necessary to give further effect thereto.

         1.14 Legend

         In addition to any other required legends, each certificate or instrument representing (i) the Series A Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form:



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         THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE
         WITH THE TERMS OF AN INVESTORS' RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 1.14.

                                    SECTION 2

                                COMPANY COVENANTS

         The Company covenants and agrees as follows:

         2.1 Financial Information

         The Company will furnish the following reports to each Holder: (a) as soon as practicable but no later than ninety (90) days after the end of each fiscal year, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied, certified by independent public accountants selected by the Company; (b) as soon as practicable but no later than forty-five (45) days after the end of each calendar quarter, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such calendar quarter, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period; (c) as soon as practicable but no later than twenty-five (25) days after the end of each calendar month, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such calendar month, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period; and (d) at least thirty (30) days before the beginning of each fiscal year, a projected annual budget and business plan for such fiscal year.

         2.2 Inspection Rights

         The Company shall permit each Holder, at such Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, during normal business hours with two (2) business days' written notice as may be requested by such Holder. The provisions of this Section 2.2 shall not be in limitation of any rights which any such Holder may have with respect to the books and records of the Company and its subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the State of Florida.

         2.3 Board of Directors

         The Company shall promptly reimburse in full each director of the Company and its subsidiaries who is not an employee of the Company or its subsidiaries for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or subsidiary, or any committee thereof. In addition, the Company shall promptly reimburse in full each such director for all of his or her reasonable out-of-pocket expenses incurred in performing business of the Company or a subsidiary at the request of the Company or a subsidiary. Unless otherwise determined by the Board of Directors, including the Series A Directors as defined in the Articles of Amendment of Articles of Incorporation of the Company (the "Series A Directors"), during the first twelve month period following the closing of the Purchase Agreement (the "Closing"), the Series A Directors shall each receive compensation of $1,000 per quarter for their service on the Company's and each subsidiary's Board of Directors, with such amount increased to (i) $2,500 per quarter during the second twelve month period following the Closing, and (ii) $5,000 per quarter for each quarter during the third twelve month period following the Closing and each quarter thereafter.

                                    SECTION 3

                                  MISCELLANEOUS

         3.1 Certain Definitions

         As used in this Agreement, the following terms will have the meanings set forth below:

         (a) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         (b) "Common Stock" shall have the meaning give to such term in the Recitals.

         (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, all as in effect from time to time.

         (d) "Holder" means any Investor or any of such Investor's affiliates who holds Registrable Securities and any transferee of such Registrable Securities.

         (e) "Person" means any person, entity or organization.

         (f) "Register," "registered," "registration," and derivatives thereof refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         (g) "Registrable Securities" means issued shares of Common Stock and shares of Common Stock issuable upon conversion or exercise of any convertible securities, warrants or options, but does not include shares of Common Stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144 under the Securities Act.

         (h) "Registration Expenses" means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of the Company's counsel, fees and disbursements of one counsel for the selling Holders whose shares are included in such registration not to exceed $37,500, blue sky fees and expenses, stock transfer taxes, and expenses of any regular or special audits incident to or required by any such registration, but will not include Selling Expenses.

         (i) "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, all as in effect from time to time.

         (j) "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

         3.2 Amendment

         Except as expressly provided in this Agreement, neither this Agreement nor any term of this Agreement may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company (after having been approved by the Board of Directors, including the Series A Directors) and by Holders holding a majority of the Registrable Securities.

         3.3 Notices

         All notices and other communications required or permitted under this Agreement will be in writing and will be mailed by registered or certified mail, postage prepaid, sent by facsimile, or otherwise delivered by hand or by messenger addressed:

         (k) if to an Investor, to such address or facsimile number as shown on the Schedule of Investors attached to the Purchase Agreement, or to such other address or facsimile number as an Investor will have furnished to the Company and the other Investors, and a copy, which will not constitute notice, to:

                  Hallett & Perrin, P.C.
                  Attn:  Scot W. O'Brien
                  2001 Bryan Street, Suite 3900
                  Dallas, Texas  75201
                  Fax:  (214) 922-4144

         (l) if to any other Holder, to such address or facsimile number as shown in the Company's records, or, until any such holder so furnishes an address or facsimile number to the Company, then to and at the address or facsimile number of the last Holder for which the Company has contact information in its records; or

         (m) if to the Company, to:


                  Mortgage Assistance Center Corporation
                  2614 Main Street
                  Dallas, Texas  75226
                  Attention: Chief Executive Officer
                  Facsimile:

or to such other address or facsimile number as the Company will have furnished to the Investors, with a copy, which will not constitute notice, to:


                  With a copy to:

                  Michael Caolo & Associates
                  Attn:  Michael Caolo, Jr.
                  600 E. John Carpenter Freeway, Suite 170
                  Irving, Texas  75062
                  Fax:  (972) 717-5208

         Each notice or other communication will be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or three (3) business days after such notice or other communication has been deposited in a regularly maintained receptacle for deposit of United States mail or, if sent by facsimile, upon confirmation of facsimile transfer.

         3.4 Governing Law

         This Agreement will be governed in all respects by the internal laws of the State of Texas as applied to agreements entered into among Texas residents to be performed entirely within Texas, without regard to principles of conflicts of law.

         3.5 Successors and Assigns

         This Agreement and any and all rights, duties and obligations under this Agreement, may be assigned, transferred, delegated, or sublicensed by any Investor, provided that the Company is provided prior written notice of such assignment, transfer, delegation or sublicense. Subject to the foregoing, the provisions of this Agreement will inure to the benefit of, and be binding upon, the parties' successors, assigns, heirs, executors and administrators.

         3.6 Entire Agreement

         This Agreement, the other Transaction Agreements (as defined in the Purchase Agreement) and the schedules and exhibits thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         3.7 Delays or Omissions

         Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of any other party under this Agreement will impair any such right, power or remedy of such non-breaching party, and it will not be construed to be a waiver of any such breach or default or a waiver of any similar breach or default thereafter occurring, and no waiver of any single breach or default will be deemed a waiver of any other breach or default occurring before or after such single breach or default. Any waiver, permit, consent or approval of any kind or character by any party of any breach or default under this Agreement, or any waiver by any party of any provisions or conditions of this Agreement, must be in writing and will be effective only to the extent specifically set forth in such writing.

         3.8 Severability

         If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, then this Agreement will continue in full force and effect without such provision, and the Parties agree to negotiate, in good faith, a legal and enforceable substitute provision which most nearly reflects the Parties' intent in entering into this Agreement.

         3.9 Titles and Subtitles

         The  titles  and  subtitles   used  in  this  Agreement  are  used  for
convenience only and are not to be considered in construing or interpreting this Agreement.

         3.10 Construction

         As used in this Agreement, the word "including" means "including without limitation" and the word "days" (unless otherwise expressly indicated) refers to calendar days.

         3.11 Counterparts

         This Agreement may be executed in any number of counterparts, each of which will be enforceable against the parties that execute such counterparts, and all of which together will constitute one instrument.

         3.12 Facsimile Execution and Delivery

         A facsimile or other reproduction of this Agreement may be executed by one or more parties, and an executed copy of this Agreement may be delivered by one or more parties by facsimile, and such execution and delivery will be considered valid, binding and effective for all purposes. At the request of any party, all parties agree to execute an original of this Agreement as well as any facsimile or other reproduction of this Agreement.

         3.13 Further Assurances

         Each party agrees to execute and deliver all such instruments and documents, and do all such other acts and things, as may be necessary to more fully effectuate the purposes and intent of this Agreement.

         3.14 Several Rights and Obligations

         Unless otherwise expressly provided in this Agreement, the Holders' rights and obligations under this Agreement are several rights and obligations, not rights or obligations jointly held with any other Holder.

         3.15 Termination

         This Agreement will terminate in its entirety and be of no further force or effect (a) immediately before the closing of a sale, lease or other conveyance of all or substantially all of the Company's assets, (b) immediately before the closing of an acquisition of the Company by another entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately before the acquisition transaction own, immediately after the acquisition transaction, securities representing less than fifty percent (50%) of the voting power of the Company or other entity surviving such transaction (other than a merger effected solely for the purpose of changing the Company's domicile or effected solely for the purpose of raising operating capital), or (c) on the date that is immediately prior to the Company's sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act, in which the net proceeds to the Company are equal to or greater than $20,000,000 (before deduction of underwriters' commissions and expenses).

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                                       14

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.


                                   THE COMPANY:

                                   MORTGAGE ASSISTANCE CENTER CORPORATION


                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________



                                   INVESTORS:


                                   W.C. PAYNE INVESTMENTS, LLC


                                   By:__________________________________________
                                   Name:    W.C. Payne
                                   Its:     Managing Member



                                   FAX / MACC, L.P.


                                   By:      Family Access Exchange II, L.P.
                                   Its:     General Partner

                                   By:      FAX GenPar, L.L.C.
                                   Its:     General Partner



                                   By:__________________________________________
                                   Name:    Rod Cain Jones
                                   Its:     President